Segment report	6 Months Ended
Dec. 31, 2019
Segment report
Segment report
Segment report
for the period ended

Turnover				Earnings before interest and tax (EBIT)
Full year	Half year	Half year		Half year	Half year	Full year
30 Jun 19	31 Dec 18	31 Dec 19		31 Dec 19	31 Dec 18	30 Jun 19
Rm	Rm	Rm	Segment analysis	Rm	Rm	Rm
26 060	12 584	12 983	Operating Business Units	2 397	3 425	3 812
20 876	9 906	10 348	Mining	1 374	2 661	4 701
5 184	2 678	2 635	Exploration and Production International	1 023	764	(889)
200 912	101 403	98 781	Strategic Business Units	6 549	16 240	8 095
83 803	43 623	41 206	Energy	6 743	9 565	16 566
48 813	23 011	24 642	Base Chemicals	(1 488)	3 076	(1 431)
68 296	34 769	32 933	Performance Chemicals	1 294	3 599	(7 040)
78	26	–	Group Functions	907	1 126	(2 210)
227 050	114 013	111 764	Group performance	9 853	20 791	9 697
(23 474)	(11 069)	(12 594)	Intersegmental turnover
203 576	102 944	99 170	External turnover

Revenue by major product line
	Half year	Half year	Full year
	31 Dec 19	31 Dec 18	30 Jun 19

	Rm	Rm	Rm
Base Chemicals	24 183	22 668	48 113
Polymers	13 974	12 346	25 864
Solvents	5 965	6 441	13 178
Fertilisers and explosives	2 240	2 333	4 718
Other base chemicals	2 004	1 548	4 353
Performance Chemicals	32 452	34 349	67 228
Organics	24 790	26 193	51 405
Waxes	3 927	4 387	8 474
Advanced materials	3 735	3 769	7 349
Upstream, Energy and Other
Coal	906	1 826	3 222
Liquid fuels and crude oil	36 884	39 633	75 819
Gas (methane rich and natural gas) and condensate	3 134	2 991	5 986
Other (Technology, refinery services)	1 148	991	2 308
Revenue from contracts with customers	98 707	102 458	202 676
Revenue from other contracts (franchise rentals, use of fuel tanks and fuel storage)	463	486	900
Total external turnover	99 170	102 944	203 576

Segmental earnings performancei,ii,iii

Mining – striving towards zero harm, productivity a key focus

Mining productivity disappointingly decreased by 7% as a result of increasing geological complexities necessitating additional roof support requirements to ensure safe operations. In addition, unplanned infrastructure challenges coupled with two tragic fatalities at our Thubelisha Colliery led to further downtime. The external contracted coal supply from the Isibonelo Colliery was also severely disrupted due to flooding following above average rainfall in the Secunda area. As a result of the lower production, our inventory levels reduced below target levels necessitating external coal purchases in order to sustain our integrated Secunda value chain.

We remain focused on improving productivity to targeted levels. However, we expect further external coal purchases of approximately 1,3 to 1,6 million tons during the second half of FY20 in order to sustain liquid fuels production and enable recovery to targeted stock pile levels.

As a result, EBIT decreased by 48% to R1,4 billion compared to the prior period. This was partially negated by increased sales volumes in order to meet internal customer demand. External sales volumes were 19% lower compared to the prior period as we diverted export quality coal to the Secunda Synfuels Operations (SSO) value chain. Our normalised unit cost increased by 15% to R343/ton due to lower overall production levels and cash fixed cost increased above inflation mainly due to higher labour cost. We expect our normalised mining unit cost to be approximately R330 to R350/ton for the full year.

Exploration and Production International (E&PI) – consistent operational performance in Mozambique, adversely impacted by lower sales prices

EBIT increased by 34% to R1,0 billion compared to the prior period due to a consistent operational performance in Mozambique.

Our Mozambican producing operations recorded an EBIT of R1,4 billion, a 12% increase compared to the prior period mainly due to the impact of a favourable Rand/US dollar exchange rate offset by lower sales prices. We expect gas production volumes from the Petroleum Production Agreement in Mozambique to be 114 to 118 bscf, in line with previous market guidance.

Gabon achieved an EBIT of R113 million, a 66% decrease compared to the prior period mainly due to lower oil prices and lower volumes negated by lower operating costs.

Our Canadian shale gas asset in Montney generated an operating loss of R142 million compared to a loss of R366 million in the prior period as we seek to optimise our drilling activities. We remain committed to divest from this asset as part of our strategic portfolio optimisation.

Energy – strong liquid fuels volume performance, with lower refining margins

Total liquid fuels sales volumes increased marginally due to higher sales volumes in the wholesale channel, enabled by increased production at SSO and lower reliance on external white product purchases. SSO continues to run stably with refined production volumes up by 5% following the successful completion of a phase shutdown compared to a total West factory shutdown during FY19. Natref production was 8% lower compared to the prior period, mainly as a result of the impact of the planned shutdown during November 2019. External natural gas sales volumes decreased by 2% due to lower market demand in the South African economy.

The weaker macroeconomic environment, with lower international oil prices and lower refining margins negatively impacted EBIT which decreased by 30% to R6,7 billion compared to the prior period. This was offset by higher liquid fuels sales volumes and a weaker average Rand/US dollar exchange rate. Cash fixed cost increased by 9% mainly due to higher than expected inflationary increases in electricity costs and equipment service charges.

We continue with the execution of our retail expansion strategy and have opened three new retail convenience centres (RCCs) during the period. We are targeting ten new RCCs for the full year.

ORYX GTL achieved a utilisation rate of 98% during the period and contributed R701 million to EBIT, a decrease of R255 million compared to the prior period. The decrease was mainly due to lower international oil prices and a 1% decrease in production volumes. We expect to achieve a utilisation rate of 55% to 60% for the full year due to an extended planned shutdown during the second half of the year.

Escravos GTL production volumes were lower as both trains were in a planned shutdown from August 2019. Both trains returned to operation during December 2019.

Performance Chemicals – challenging macroeconomic environment weighing on performance

Total sales volumes increased by 6% compared to the prior period as the LCCP EO/EG plant continues to produce as planned. Excluding LCCP volumes, total sales volumes decreased by 5%, with our organics business recording a 3% decrease in sales volumes. This volume performance was due to a generally softer macroeconomic environment in Europe and Asia, on the back of US/China trade disputes, specifically visible in the automotive market segment.

Despite these economic headwinds, our advanced materials portfolio margins remained robust during the period. Our organics portfolio sales price was negatively impacted by the higher share of MEG and lower oleochemicals pricing.

EBIT decreased by 64% to R1,3 billion compared to the prior period mainly as a result of the softer macroeconomic environment and R1,6 billion of losses attributable to the LCCP while in the ramp-up phase.

The LCCP EO/EG plant realised sales volumes of 144kt (70kt during the first quarter and 74kt during the second quarter of FY20) of MEG during the period compared to 37kt during the last quarter of FY19. The EO/EG plant together with the ETO unit, which reached beneficial operation on 30 January 2020 and the Guerbet and Ziegler units which are anticipated to reach beneficial operation during the last quarter of FY20, are expected to sustainably increase the EBIT from the Performance Chemicals business going forward.

Base Chemicals – higher volumes offset by further softening of chemical prices

Softer commodity chemical prices were experienced across most of our sales regions and products, largely attributable to weaker global demand and increased global capacity. Our foundation business sales volumes (excluding Polymers US products) were 1% higher compared to the prior period as a result of a phase shutdown during the period versus a total West factory shutdown at SSO during the prior period. Total sales volumes increased by 21% compared to the prior period.

Our Base Chemicals average sales basket price decreased by 15% compared to the prior period. As a result of this and losses of R1,2 billion attributable to the LCCP while in the ramp-up phase, EBIT decreased from R3,1 billion in the prior period to a loss of R1,5 billion. The softening of chemical sales prices also resulted in a R464 million further impairment of the Blends and Mining Chemicals and Methyl Isobutyl Ketone (MIBK) cash generating units. The decrease in EBIT was negated by a R936 million profit in relation to the disposal of our 50% equity interest in the Sasol Huntsman maleic anhydride joint venture as we continue to execute on our asset optimisation programme.

Polymers US sales volumes increased to 469kt from 116kt during the prior period mainly due to the ethylene cracker startup and the LLDPE plant achieving beneficial operation which is ramping up as planned. Our polymers US average sales basket price decreased by 40% compared to the prior period due to changes in product mix with us re-entering the merchant ethylene market following the new ethylene cracker startup as well as lower global polymer prices. The High-density polyethylene (HDPE) plant continues to produce above expectation.

Heightened geopolitical risks, especially in the Middle East, the recent outbreak of COVID-19 and the ongoing trade discussions between China and the US are likely to impact sales prices and volumes for the remainder of FY20.

i

Forward-looking statements are the responsibility of the Directors and in accordance with standard practice, it is noted that this statement has not been reviewed and reported on by the Company’s auditors.

ii	All comparisons to the prior period refer to the six months ended 31 December 2018. All numbers are quoted on a pre-tax basis, except for earnings attributable to shareholders.
iii	All other operational and financial measures (such as cash fixed cost) have not been reviewed and reported on by the Company’s auditors.